SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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DYNAMIC MATERIALS CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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DYNAMIC MATERIALS CORPORATION
5405 Spine Road
Boulder, Colorado 80301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 21, 2006

To the Stockholders of
DYNAMIC MATERIALS CORPORATION:	August 18, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DYNAMIC MATERIALS CORPORATION, a Delaware corporation (the “Company”), will be held on September 21, 2006 at 9:00 a.m. local time at the Omni Interlocken Resort in Broomfield, Colorado 80021 for the following purposes:

1.               To elect directors to hold office until the 2007 Annual Meeting of Stockholders.

2.               To approve the Company’s 2006 Stock Incentive Plan.

3.               To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

4.               To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

The Board of Directors has fixed the close of business on August 11, 2006, as the record date for the determination of stockholders entitled to notice of, and to vote at, this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ RICHARD A. SANTA
RICHARD A. SANTA
Vice President, Chief Financial Officer and Secretary

Boulder, Colorado

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR THAT PURPOSE, WITH POSTAGE PREPAID IF MAILED IN THE UNITED STATES. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

DYNAMIC MATERIALS CORPORATION
5405 Spine Road
Boulder, Colorado 80301

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 21, 2006

Information Concerning Solicitation and Voting

General

The enclosed proxy is solicited on behalf of the Board of Directors of Dynamic Materials Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on September 21, 2006 at 9:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Omni Interlocken Resort, which is located at 500 Interlocken Boulevard in Broomfield, Colorado.  The Company intends to mail this proxy statement and accompanying proxy card on or about August 21, 2006, to all stockholders entitled to vote at the Annual Meeting.

Solicitation

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock of the Company beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

Only holders of record of common stock at the close of business on August 11, 2006 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on August 11, 2006, the Company had 11,844,235 shares of common stock outstanding and entitled to vote.  Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be considered present at the Annual Meeting for the purpose of establishing a quorum.

With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

Brokerage firms who hold shares in “street name” for customers have the authority to vote those shares with respect to the election of directors if such firms have not received voting instructions from a beneficial owner.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 5405 Spine Road, Boulder, Colorado 80301, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. If no direction is indicated, the shares will be voted FOR the election of each of the nominees for director. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the Annual Meeting.

Stockholder Proposals

Proposals of stockholders that are intended to be presented at the Company’s 2007 Annual Meeting of Stockholders must be received by the Company not later than December 29, 2006 in order to be included in the proxy statement and proxy relating to that annual meeting.

Any stockholder proposal to be considered at the Company’s 2007 Annual Meeting, but not included in the proxy materials, must be submitted in writing and received by the Company not fewer than 60 days prior to the 2007 Annual Meeting; provided, however, that in the event that fewer than 70 days’ notice or public announcement of the date of the meeting is given or made to stockholders, to be timely, notice by the stockholder must be received not later than the close of business of the tenth day following the day on which public announcement of the meeting date is first made by the Company.

PROPOSAL 1

ELECTION OF DIRECTORS

In accordance with the Company’s mandatory retirement policy, Mr. Morgenthaler, age 79, will not stand for re-election at the 2006 Annual Meeting of Stockholders.  Mr. Morgenthaler will be named Director Emeritus upon his retirement from the Board of Directors.  On August 2, 2006, the Board of Directors approved a resolution reducing the number of directors from seven to four.

There are four nominees for election to the Board of Directors.  Each director to be elected will hold office until the 2007 Annual Meeting of Stockholders.  In any event, a director elected pursuant to this proxy statement will hold office until his successor is elected and is qualified, or until such director’s earlier death, resignation or removal.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose.  Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.  Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

NOMINEES

The names of the nominees and certain information about them are set forth below.

Mr. Dean K. Allen. Mr. Allen, age 70, has served as a director since July 1993 and Chairman of the Board of the Company since May 2006.  In January 2001, Mr. Allen retired as President of Parsons Europe, Middle East and South Africa, a position he had held since February 1996. Mr. Allen was Vice President and General Manager of Raytheon Engineers and Constructors, Europe, from February 1994 to December 1995.  Earlier in his career, Mr. Allen served as Executive Vice President of Fluor Corporation, where he was employed for 25 years.  He currently serves as a director for Techo Consult International.

Mr. Yvon Pierre Cariou. Mr. Cariou, age 60, has served as President and Chief Executive Officer since November 2000 and as a director since May 2006. From March 2000 to November 2000, Mr. Cariou was a consultant who performed research and development projects for the oil industry and market research for a start-up company. From November 1998 to March 2000, Mr. Cariou was President and Chief Executive Officer of Astrocosmos Metallurgical Inc., a division of Groupe Carbone Lorraine of France, involved in the design and fabrication of process equipment for the chemical and pharmaceutical industries. From September 1993 to September 1998, Mr. Cariou was a Partner and Vice President Sales and Marketing of Hydrodyne/FPI Inc., an aerospace components manufacturer specializing in liquid propulsion. From January 1991 to September 1993, Mr. Cariou was President of MAINCO Corp., an elevator design, build and service company and a division of Nu-Swift, a public company based in the United Kingdom.  Earlier in his career, Mr. Cariou served as President and Chief Executive Officer of L.A. Water Treatment Inc., an industrial and municipal water treatment systems company and a subsidiary of London-based Thames Water Plc and as President and Chief Executive Officer of Goldsworthy Engineering, a specialist in the engineering and manufacture of automated systems for the laying of aerospace composite materials. He also spent fifteen years with Carbone Lorraine, a global industrial components manufacturer, where he held various executive positions in France and the United States, including President of Carbone USA Corp.

Mr. Bernard Hueber. Mr. Hueber, age 64, served as a director of the Company from June 2000 to June 2005 and was Chairman of the Board of the Company from June 2000 until June 2002 before rejoining the Board in June 2006. Following his retirement from Groupe SNPE in June 2002, Mr. Hueber became Secretary General of the Federation of European Explosives Manufacturers (FEEM) and continues to serve in that capacity.  From 1990 to December 2001, Mr. Hueber served as the Chairman of the Board and Chief Executive Officer of Nobel Explosifs France.  From January 2002 until his retirement from Groupe SNPE in June 2002, Mr. Hueber served as General Manager of Groupe SNPE’s Industrial Explosives operating unit. From June 2003 to the present, Mr. Hueber has served as a Director of Financiere Harle Bickford & Cie and its subsidiary Davey Bickford & Smith. These companies are involved in pyrotechnics for the explosives and automotive industries and in radio communication.

Mr. Gerard Munera. Mr. Munera, age 70, has served as a director since September 2000. From October 1996 to the present, Mr. Munera has been General Manager of Synergex Group LLC, a personally controlled holding company with diversified investments, including real estate, securities, gold mining and high technology industries.  Mr. Munera is also a Director of SiVault Systems, Inc., Meridian Gold Inc., Mag Industries Corporation and Nevsun Resources Ltd.  Between 1990 and 1991, Mr. Munera was Senior Vice President of Corporate Planning and Development and a member of the Executive Committee of RTZ plc. Between 1991 and 1994, Mr. Munera was President of Minorco (USA), a diversified $1.5 billion natural resources group. From 1994 to October 1996, Mr. Munera was Chairman and CEO of Latin American Gold Inc., a gold exploration and mining company.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE

Executive Officers

The following individuals serve as executive officers of the Company. Each executive officer is appointed by the Board of Directors and serves at the pleasure of the Board.

Name	Position	Age

Mr. Yvon Pierre Cariou	President and Chief Executive Officer	60
Mr. Richard A. Santa	Vice President, Chief Financial Officer and Secretary	55
Mr. John G. Banker	Vice President, Marketing and Sales, Clad Metal Division	59

Mr. Yvon Pierre Cariou. Mr. Cariou has served as President and Chief Executive Officer since November 2000 and as director since May 2006. From March 2000 to November 2000, Mr. Cariou was a consultant who performed research and development projects for the oil industry and market research for a start-up company. From November 1998 to March 2000, Mr. Cariou was President and Chief Executive Officer of Astrocosmos Metallurgical Inc., a division of Groupe Carbone Lorraine of France, involved in the design and fabrication of process equipment for the chemical and pharmaceutical industries. From September 1993 to September 1998, Mr. Cariou was a Partner and Vice President Sales and Marketing of Hydrodyne/FPI Inc., an aerospace components manufacturer specializing in liquid propulsion. From January 1991 to September 1993, Mr. Cariou was President of MAINCO Corp., an elevator design, build and service company and a division of Nu-Swift, a public company based in the United Kingdom.  Earlier in his career, Mr. Cariou served as President and Chief Executive Officer of L.A. Water Treatment Inc., an industrial and municipal water treatment systems company and a subsidiary of London-based Thames Water Plc and as President and Chief Executive Officer of Goldsworthy Engineering, a specialist in the engineering and manufacture of automated systems for the laying of aerospace composite materials. He also spent fifteen years with Carbone Lorraine, a global industrial components manufacturer, where he held various executive positions in France and the United States, including President of Carbone USA Corp.

Mr. Richard A. Santa. Mr. Santa has served as Vice President, Chief Financial Officer and Secretary since October 1996 and served as interim Chief Financial Officer from August 1996 to October 1996. Prior to joining us in August 1996, Mr. Santa was Corporate Controller of Scott Sports Group Inc. from September 1993 to April 1996. From April 1996 to August 1996, Mr. Santa was a private investor. From June 1992 to August 1993, Mr. Santa was Chief Financial Officer of Scott USA, a sports equipment manufacturer and distributor. Earlier in his career, Mr. Santa was a senior manager with Price Waterhouse, where he was employed for ten years.

Mr. John G. Banker. Mr. Banker has served as Vice President, Marketing and Sales, Clad Metal Division since June 2000. From June 1996 to June 2000, Mr. Banker was President of CLAD Metal Products, Inc. From June 1977 to June 1996, Mr. Banker was employed by us and served in various technical, sales and management positions. Mr. Banker held the position of Senior Vice President, Sales and New Business Development from June 1991 to July 1995.

Annual Meeting Attendance

Directors are encouraged to attend the Company’s Annual Meeting of Stockholders.  Five directors attended the 2005 Annual Meeting of Stockholders held on June 3, 2005, including both of the directors who are up for re-election and were directors at that time.

Board Committees and Meetings

During the fiscal year ended December 31, 2005, the Board of Directors held six meetings. The Board currently has an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee.

The Audit Committee meets with the Company’s independent registered public accounting firm at least four times a year to (i) review the results of the annual audit and discuss the financial statements; (ii) hire the independent registered public accounting firm to be retained; and (iii) receive and consider the accountants’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. During the year 2005, the Audit Committee was composed of Mr. Dean K. Allen, Dr. George W. Morgenthaler and Mr. Gerard Munera, three non-employee directors who the Board of Directors has determined to meet the definition of “independent directors” under the Nasdaq’s listing standards.  The Audit Committee met six times during the 2005 fiscal year.  The Audit Committee has determined that Mr. Gerard Munera qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

In June 2000, the Board adopted a written Charter of the Audit Committee.  The charter, which was revised in April 2004, requires the Audit Committee be comprised of three or more independent directors, at least one of whom has relevant financial or accounting experience.

The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and non-employee directors under the Company’s stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate.  During the year 2005, the Compensation Committee was composed of four non-employee directors, Mr. Michel Nicolas, Mr. Dean Allen, Mr. Francois Schwartz, and Dr. George W. Morgenthaler.  It met once during the 2005 fiscal year.  Following the resignation of Mr. Michel Nicolas and Mr. Francois Schwartz in May 2006, the Board appointed Mr. Gerard Munera as a member of the Compensation Committee.

In June 2006, the Board established a Corporate Governance and Nominating Committee comprised of not fewer than three independent directors designated by the Board.  Members of the Committee shall serve one-year terms.  The Corporate Governance and Nominating Committee is composed of Mr. Dean K. Allen, Dr. George W. Morgenthaler and Mr. Gerard Munera.  The purposes of the Committee are (i) to identify and recommend individuals to the Board for nomination as members of the Board and its committees; (ii) to develop and recommend to the Board corporate governance principles applicable to the Corporation; (iii) to oversee the Board’s annual evaluation of its performance; and (iv) to undertake such other duties as the Board may from time to time delegate to the Committee.  The Committee will meet at least twice annually.  The Board adopted a written Charter of the Corporate Governance and Nominating Committee which is attached hereto as Appendix A.

The Board of Directors does not have a formal policy with regard to the consideration of any director nominees recommended by its stockholders because historically the Company has not received recommendations from its stockholders and the costs of establishing and maintaining procedures for the consideration of stockholder nominations would be unduly burdensome.  However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees recommended by Board members, management or other parties are evaluated.  Any stockholder nominations proposed for Board consideration should include the nominee’s name and qualifications for Board membership and should be mailed to c/o Corporate Secretary, Dynamic Materials Corporation, 5405 Spine Road, Boulder, Colorado 80301 or faxed at (303) 604-3948.  The Company does not intend to treat stockholder recommendations in any manner different from other recommendations.

Qualifications for consideration as a director nominee may vary according to the particular area of expertise being sought as a complement to the existing Board composition.  However, in making its nominations, the Board of Directors considers, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting the Company, time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual.

On June 8, 2006, the Corporate Governance and Nominating Committee recommended to the Board that Mr. Hueber, a former Chairman of the Board and Chief Executive Officer of the Company, be appointed to fill the unexpired term of one of the director positions.  Mr. Hueber officially accepted this appointment on June 14, 2006.

The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

The Board of Directors believes that it is important for stockholders to have a process to send communications to the Board.  Accordingly, stockholders desiring to send a communication to the Board of Directors, or to a specific director, may do so by delivering a letter to the Secretary of the Company at c/o Corporate Secretary, Dynamic Materials Corporation, 5405 Spine Road, Boulder, Colorado 80301 or fax to (303) 604-3948.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.”  All such letters must identify the author as a stockholder and clearly state whether the intended recipients of the letter are all members of the Board of Directors or certain specified individual directors.  The Secretary of the Company will open such communications and make copies, and then circulate them to the appropriate director or directors.

During the fiscal year ended December 31, 2005, all of our current directors attended more than 75% of the aggregate of (i) the number of meetings of the Board and (ii) the number of meetings of the committees on which they served.

PROPOSAL 2

APPROVAL OF THE COMPANY’S 2006 STOCK INCENTIVE PLAN

The Board of Directors is asking stockholders to approve the Company’s 2006 Stock Incentive Plan (the “2006 Plan”).  The Board of Directors has adopted the 2006 Plan, subject to approval at the Annual Meeting.  If stockholders approve the 2006 Plan at the Annual Meeting, the 2006 Plan will become effective on September 21, 2006 and terminate on September 21, 2016.  If the 2006 Plan is approved, the Company’s 1997 Equity Incentive Plan (the “1997 Plan” or “Prior Plan”) will terminate on September 21, 2006, though such termination will not impact awards previously granted under the 1997 Plan.

2006 Plan Summary

The following paragraphs provide a summary of the principal features of the 2006 Plan.  This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the 2006 Plan, which is attached to this proxy statement as Appendix B.  Capitalized terms used herein and not defined shall have the same meanings set forth in the 2006 Plan.

Background and Objectives.  The objectives of the 2006 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Participants and to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders.  The 2006 Plan permits the grant of the following types of incentive awards: (1) Options, (2) Restricted Stock, (3) Restricted Stock Units (“RSUs:), (4) Stock Appreciation Rights (“SARs”), (5) Performance Shares, (6) Performance Units and (7) Other Stock-Based Awards (each individually, an “Award”).

Shares Subject to the 2006 Plan.  The number of shares of the Company’s Common Stock (“Shares”) initially reserved for issuance under the 2006 Plan is 850,000 Shares, plus any shares available under the 1997 Plan.  In addition, the following Shares shall not be considered as having been issued under the 2006 Plan or the Prior Plan: (i) Shares that are potentially deliverable under an Award or a Prior Plan award that expires or is canceled, forfeited, settled in cash or otherwise settled without the delivery of Shares, (ii) Shares that are held back or tendered to cover the Exercise Price or tax withholding obligations with respect to an Award or a Prior Plan award, (iii) Shares that are issued pursuant to Awards that are assumed, converted or substituted in connection with a merger, acquisition, reorganization or similar transaction and (iv) Shares that are repurchased in the open market with Option Proceeds from Awards or a Prior Plan award, provided that the aggregate number of Shares deemed not issued pursuant to the repurchase of Shares with Options Proceeds shall not exceed the amount of such proceeds divided by the Fair Market Value of a Share on the date of exercise of the Option or Prior Plan option giving rise to such proceeds.  However, for purposes of determining the number of Shares available for grant as Incentive Stock Options, only Shares that are subject to an Award or a Prior Plan award that expires or is canceled, forfeited or settled in cash shall be treated as not having been issued under the 2006 Plan or the Prior Plan.  The market value of a Share as of August 11, 2006 was $30.90

Administration.  The 2006 Plan shall be administered by a committee of the Board (the “Committee”).  The Board of Directors has currently designated the Compensation Committee as the Committee for the 2006 Plan.  Subject to the provisions of the 2006 Plan, the Committee has the authority to: (1) select the persons to whom Awards are to be granted, (2) determine whether and to what extent Awards are to be granted, (3) determine the size and type of Awards, (4) approve forms of agreement for use under the 2006 Plan, (5) determine the terms and conditions applicable to Awards, (6) establish performance goals for any Performance Period and determine whether such goals were satisfied, (7) amend any outstanding Award in the event of termination of employment of a Change in Control, (8) construe and interpret the 2006 Plan and any Award Agreement and apply its provisions and (9) subject to certain limitations, take any other actions deemed necessary or advisable for the administration of the 2006 Plan.  All decisions, interpretations and other actions of the Committee shall be final and binding on all holders of Options or rights and on all persons deriving their rights therefrom.  Subject to applicable law, the Committee may delegate its authority under the 2006 Plan.

Eligibility to Receive Awards.  The 2006 Plan provides that Awards may be granted to Participants, except that Incentive Stock Options may be granted only to Employees.  The approximate number of persons eligible to participate in the 2006 Plan is 30.

Code Section 162(m).  The Company has designed the 2006 Plan so that it permits the issuance of Awards that are intended to qualify as performance-based under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

No Repricing.  The 2006 Plan prohibits repricing of Options and SARs, including by way of an exchange for another Award, unless stockholder approval is obtained.

Terms and Conditions of Stock Options.  Each Option granted under the 2006 Plan is evidenced by an Award Agreement between the optionee and the Company and is subject to the following terms and conditions:

•                  Exercise Price.  The Committee sets the Exercise Price of the Shares subject to each Option, provided that the Exercise Price cannot be less than 100% of the Fair Market Value of the Company’s Common Stock on the Option grant date.  In addition, the Exercise Price of an Incentive Stock Option must be at least 110% of Fair Market Value if, on the grant date, the Participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries (a “10% Stockholder”).

•                  Form of Consideration.  The means of payment for Shares issued upon exercise of an option is specified in each option agreement.  Payment generally may be made by cash, other Shares of Common Stock owned by the optionee, any other method permitted by the Committee, or by a combination of the foregoing.

•                  Exercise of the Option.  Each Award Agreement will specify the term of the Option and the date when the Option is to become exercisable, provided that except as specified in an Award Agreement upon a termination of employment of a Change in Control or Subsidiary Disposition, no Option may be exercisable prior to one (1) year from the date of grant.  The 2006 Plan provides that in no event shall an Option granted under the 2006 Plan be exercised more than ten (10) years after the date of grant.  Moreover, in the case of an Incentive Stock Option granted to a 10% Stockholder, the term of the Option shall be for no more than five (5) years from the date of grant.

•                  Termination of Employment.  If an optionee’s employment terminates for any reason (including death or permanent disability), all Options held by such optionee under the 2006 Plan expire upon the earlier of (i) such period of time as is set forth in his or her Award agreement or (ii) the expiration date of the Option.  The optionee may exercise all or part of his or her Option at any time before such expiration to the extent that such Option was exercisable at the time of termination of employment.

Terms and Conditions of Stock Appreciation Rights.  SAR grants may be either freestanding or tandem with Option grants.  Each SAR grant shall be evidenced by an agreement that shall specify the Exercise Price, the term of the SAR, the conditions of the exercise, and other such terms and conditions as the Committee shall determine.

The Exercise Price of SARs may not be less than 100% of the Fair Market Value of the Company’s Common Stock on the grant date of the Award.  The Committee, subject to the provisions of the 2006 Plan, shall have the discretion to determine the terms and conditions of SARs granted under the 2006 Plan.  Each Award Agreement will specify the term of the SAR and the date when the SAR is to become exercisable, provided that except as specified in an Award Agreement upon termination of employment or a Change in Control or Subsidiary Disposition, no SAR may be exercisable prior to one (1) year from date of grant.

Upon exercise of a SAR, the holder of the SAR shall be entitled to receive payment in an amount equal to the product of (i) the difference between the Fair Market Value of a share on the date of exercise and the Exercise Price and (ii) the number of shares for which the SAR is exercised.  At the discretion of the Committee, payment to the holder of a SAR may be in cash, Shares of Common Stock or a combination thereof.  To the extent that a

SAR is settled in cash, the shares available for issuance under the 2006 Plan shall not be diminished as a result of the settlement.

SARs granted under the 2006 Plan expire as determined by the Committee, but in no event later than ten (10) years from the date of grant.  No SAR may be exercised by any person after its expiration.

Share Limit for Stock Options and SARs.  In order that such Awards may qualify as performance-based compensation under Section 162(m) of the Code, no Participant may be granted Options and SARs to purchase more than 425,000 Shares in any 36-month period.

Terms and Conditions of Restricted Stock and Restricted Stock Unit Grants.  Each Restricted Stock and RSU grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Committee shall determine.

The Committee shall have the discretion to determine (i) the number of Shares subject to a Restricted Stock Award granted to any Participant and (ii) the conditions for vesting that must be satisfied, provided that there shall be a minimum vesting period of three (3) years, except that the Committee has the discretion to provide for a shorter vesting period (not less than one (1) year) for up to 5% of the shares available for Full-Value Awards under the 2006 Plan.

Performance Share Grants.  Each Performance Share grant shall be evidenced by an agreement that shall specify such other terms and conditions as the Committee, in its sole discretion, shall determine.

The Committee shall have complete discretion to determine (i) the number of Shares of Common Stock subject to a Performance Share Award and (ii) the conditions that must be satisfied for grant or for vesting, provided that there shall be a minimum vesting period of one (1) year.

Share Limit for Restricted Stock, Restricted Stock Units, Performance Shares and Other Stock-Based Awards.  In order that such Awards may qualify as performance-based compensation under Section 162(m) of the Code, no Participant shall be granted Restricted Stock, RSUs, Performance Shares, or Other Stock-Based Awards covering, in the aggregate, more than 425,000 Shares in any 36-month period.

Performance Units.  Performance Units are similar to Performance Shares, except that they are cash-based and may be settled in Shares, cash or a combination of the two.  The Shares available for issuance under the 2006 Plan shall not be diminished as a result of the settlement of a Performance Unit in cash.  Each Performance Unit grant shall be evidenced by an Award Agreement that shall specify such terms and conditions as shall be determined at the discretion of the Committee, provided that there shall be a minimum vesting period of one (1) year.

Limit for Performance Units.  In order that such Awards may qualify as performance-based compensation under Section 162(m) of the Code, no Participant shall be granted a Performance Unit Award providing for a payment value of more than $5,000,000 in any one fiscal year.

Other Stock-Based Awards.  The Committee has the right to grant other stock-based Awards that may include, without limitation, grants of Shares based on attainment of performance goals, payment of Shares as a bonus in lieu of cash based on performance goals, and the payment of shares in lieu of cash under other Company incentive or bonus programs.  The Committee shall have the discretion to determine the vesting of any such Award, provided that, except as specified in an Award Agreement upon a termination of employment or a Change in Control or Subsidiary Disposition, there shall be a minimum vesting period of three (3) years, except that the Committee has the discretion to provide for a shorter vesting period (not less that one (1) year) for up to 5% of the shares available for Full-Value Awards under the 2006 Plan, and provided further that an Award with a payment of Shares in lieu of cash under other Company incentive or bonus programs shall not be subject to a minimum vesting period.

Performance-Based Awards.  The Committee may grant Award which are intended to qualify as “performance-based compensation” for purposes of deductibility under Section 162(m) of the Code.  For any such Award, the

Committee will establish the performance objectives to be used within 90 days after the commencement of the Performance Period, or, if less, 25% of the Performance Period applicable to such Award.  The performance objectives to be used shall be selected from the following list of measures (collectively, the “Performance Measures”): total stockholder return, stock price, net customer sales, volume, gross profit, gross margin, operating profit, operating margin, management profit, earnings from continuing operations before income taxes, earnings from continuing operations, earnings per share from continuing operations, net operating profit after tax, net earnings, net earnings per share, return on assets, return on investment, return on equity, return on invested capital, cost of capital, average capital employed, cash value added, economic value added, cash flow, cash flow from operations, working capital, working capital as a percentage of net customer sales, asset growth, asset turnover, market share, customer satisfaction and employee satisfaction.  The targeted level or levels of performance with respect to the Performance Measures may be established at such levels and on such terms as the Committee may determine, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.  Unless otherwise determined by the Committee, measurement of performance goals with respect to the Performance Measures above shall exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other filings the SEC.  Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be based on these or such other performance measures as the Committee may determine.

Non-Transferability of Awards.  An Award granted under the 2006 Plan which is an Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution an may be exercised, during the lifetime of the recipient, only by the recipient.  Other Awards will be transferable to the extent provided in the Award, except that no Award may be transferred for consideration.

Adjustments Upon Changes in Capitalization.  In the event of any non reciprocal transaction between the Company and the stockholders of the Company that causes the per share value of shares underlying an Award to change, such as a stock dividend, stock split, spin off, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Board shall, and in the event of any other change in corporate capitalization, such as a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Board, in its sole discretion, may cause there to be made an equitable adjustment to the number and kind of shares that may be issued under the 2006 Plan, or to any individual under the 2006 Plan, and to the number and kind of shares or other property subject to and the exercise price (if applicable) of any then outstanding Awards, and such adjustment shall be conclusive and binding for all purposes of the 2006 Plan.

Change in Control.  In the event of a Change in Control, if the successor corporation does not assume the Awards or substitute equivalent Awards, such Awards shall become 100% vested.  In this event, performance-based Awards will vest on a pro rata monthly basis based on the performance level attained on the date of the Change in Control, if determinable, or target level, if not determinable.  In such event, the Committee shall notify the Participant that each Award subject to exercise is fully exercisable.

Amendment, Suspensions and Termination of the 2006 Plan.  The Company’s Board of Directors may amend, suspend or terminate the 2006 Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with the NASDAQ listing standards or applicable laws.  In addition, no amendment, suspension or termination may adversely impact an Award previously granted without the written consent of the Participant to whom such Award was granted unless required by applicable laws.

Benefits to Be Received Upon Approval.  It is not possible at this time to determine awards that will be made in the event that the 2006 Plan is approved by stockholders.  However, it is anticipated that Awards generally will be similar in total value to those granted under Prior Plans.

Federal Tax Aspects

The following paragraphs are a summary of the material U.S. federal income tax consequences associated with Awards granted under the 2006 Plan.  The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future.  The summary does not purport to be complete and does not discuss the tax consequences upon a Participants’ death, or the provisions of the income tax laws of any municipally, state or foreign country in which the Participant may reside.  Furthermore, this summary does not address the new federal tax provisions of the recently enacted American Jobs Creation Act of 2004.  Although guidance regarding Section 409A of the Code has not been issued, to the extent applicable, it is intended that the 2006 Plan and any Awards granted thereunder will comply with the requirements of Section 409A of the Code.  The new rules imposed by the act will change the way certain types of deferred compensation are taxed.  As a result, tax consequences for any particular Participant may vary based on individual circumstances.

Incentive Stock Options.  No taxable income is recognized when an Incentive Stock Option is granted or exercised, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax.  If the Participant exercises the Option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the Exercise Price generally will be taxed as long-term capital gain or loss.  If these holding periods are not satisfied, the Participant will recognize ordinary income at the time of the sale or other disposition equal to the difference between the Exercise Price and the lower of (i) the Fair Market Value of the Shares at the date of the Option exercise or (ii) the sale price of the Shares.  Any gain or loss recognized on such a premature disposition of the Shares in excess of the amount treated as ordinary income will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Nonqualified Stock Options.  No taxable income is recognized when a Nonqualified Stock Option is granted to a Participant with an Exercise Price equal to the Fair Market Value on the date of grant.  Upon exercise, the Participant will recognize ordinary income in an amount equal to the excess of the Fair Market Value of the Shares on the exercise date over the Exercise Price.  Any taxable income recognized in connection with the exercise of a Nonqualified Stock Option by an Employee is subject to tax withholding by the Company.  Any additional gain or loss recognized upon later disposition of the Shares is capital gain or loss, which may be long-term or short-term capital gain or loss depending on the holding period.

Stock Appreciation Rights.  No taxable income is recognized when a stock appreciation right is granted to a Participant.  Upon exercise, the Participant will recognize ordinary income in an amount equal to the amount of cash received and the Fair Market Value of any Shares received.  Any additional gain or loss recognized upon later disposition of the Shares is capital gain or loss, which may be long-term or short-term capital gain or loss depending on the holding period.

Restricted Stock, Restricted Stock Units, Performance Shares, and Performance Units.  A Participant generally will not have taxable income upon grant of Restricted Stock, RSUs, Performance Shares, or Performance Units.  Instead, the Participant will recognize ordinary income at the time of vesting equal to the Fair Market Value (on the vesting date) of the Shares or cash received minus any amount paid.  For Restricted Stock only, a Participant instead may elect to be taxed at the time of grant.

Other Stock-Based Awards.  A Participant generally will recognize income upon receipt of the Shares subject to Award (or, if later, at the time of vesting of such shares).

Tax Effect for the Company.  The Company generally will be entitled to a tax deduction in connection with an Award under the 2006 Plan in an amount equal to the ordinary income realized by a Participant and at the time the Participant recognizes such income (for example, the exercise of a Nonqualified Stock Option).  Special rules limit the deductibility of compensation paid to the chief executive officer and to each of the next four most highly compensated executive officers.  Under Section 162(m) of the Code, unless various conditions are met that enable compensation to qualify as “performance-based,” the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.  However, the 2006 Plan has been designed to permit the Committee to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, thereby permitting the Company to receive federal income tax deduction in connection with such Awards even to the extent that they exceed $1,000,000.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.  E&Y has been so engaged since July 18, 2002.

Ratification of the selection of E&Y by stockholders is not required by law.  However, as a matter of policy, such selection is being submitted to the stockholders for ratification at the Annual Meeting and it is the present intention of the Board of Directors to continue this policy.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of August 11, 2006 by: (i) each person or group known by the Company to be the beneficial owner of more than 5% of the Company’s common stock, (ii) each director of the Company; (iii) each executive officer of the Company; and (iv) all executive officers and directors of the Company as a group.

	Beneficial Ownership (1)
Name and Address (2) of Beneficial Owner	Number of Shares	Percent of Total

Mr. Yvon Pierre Cariou (3)	74,440	*

Mr. Richard A. Santa (3)	121,184	1.02

Mr. John G. Banker (3)	36,158	*

Mr. Dean K. Allen (3)	56,000	*

Mr. Bernard Hueber (3)	-	*

Dr. George W. Morgenthaler (3)	128,756	1.08

Mr. Gerard Munera (3)	10,000	*

All executive officers and directors as a group (4) (7 persons)	426,538	3.54

*                                         Less than 1%

(1)                                  This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 11,844,235 shares outstanding on August 11, 2006, adjusted as required by rules promulgated by the SEC.

(2)                                  Unless otherwise indicated, the address of each beneficial owner is c/o Dynamic Materials Corporation, 5405 Spine Road, Boulder, Colorado 80301.

(3)                                  Amounts reported include shares subject to stock options exercisable within 60 days of August 11, 2006 as follows: Mr. Cariou, 34,500 shares; Mr. Santa, 37,250 shares; Mr. Banker, 31,000 shares; Mr. Allen, 40,000 shares; Mr. Hueber, 0 shares; Dr. Morgenthaler, 50,000 shares; and Mr. Munera, 10,000 shares.  Shares of common stock subject to options that are exercisable within 60 days of August 11, 2006 are deemed to be beneficially owned by the person holding those options for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing any other person’s percentage ownership.

(4)                                  The amount reported includes 202,750 shares subject to stock options exercisable within 60 days of August 11, 2006.  The applicable percentage is based on 12,046,985 shares outstanding, which includes shares subject to stock options exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC an initial report of ownership and to report changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with and filed on time, except that on one occasion, each of Mr. Cariou and SNPE Inc. inadvertently failed to timely file a Form 4.  These forms were subsequently filed reporting the appropriate information.

The Company has adopted a Code of Ethics applicable to each of the Named Executive Officers (as defined below).  The Code of Ethics has been posted on our website, www.dynamicmaterials.com.

Financial Performance

The following graph compares the performance of the common stock with the Nasdaq Non-Financial Stocks Index and the Nasdaq Composite (US) Index. The comparison of total return (change in year end stock price plus reinvested dividends) for each of the years assumes that $100 was invested on December 31, 2000 in each of the Company, Nasdaq Non-Financial Stocks Index and the Nasdaq Composite (US) Index with investment weighted on the basis of market capitalization.  Historical results are not necessarily indicative of future performance.

Total Return Analysis
	12/29/00	12/31/01	12/31/02	12/31/03	12/31/04	12/30/05
Dynamic Materials Corporation	$100	$395.00	$237.00	$299.00	$1,214.00	$6,004.00
Nasdaq Non-Financial Stocks	$100	$76.47	$49.95	$76.48	$82.48	$84.35
Nasdaq Composite (US)	$100	$79.32	$54.83	$81.99	$89.23	$91.12

EXECUTIVE COMPENSATION

Compensation of Directors

Each non-employee director of the Company receives a quarterly retainer of $2,000, per meeting fees of $2,000 for attendance at non-telephonic Board meetings, $1,000 for attendance at telephonic Board meetings and $1,000 for attendance at committee meetings.  In addition, each independent director receives per meeting fees of $2,000 for attendance at executive sessions, of which at least two need to be held each year.  In the fiscal year ended December 31, 2005, the aggregate compensation paid to all non-employee directors was $146,200.  The members of the Board of Directors are also eligible for reimbursement of their expenses incurred in connection with attendance at Board meetings, in accordance with Company policy.

During the fiscal year ended December 31, 2005, the Company granted options to individuals serving as non-employee directors of the Company for the purchase of an aggregate of 70,754 shares of common stock.  During the fiscal year ended December 31, 2005, 180,000 options were exercised by individuals currently serving as non-employee directors.

Each non-employee director of the Company receives automatic grants of non-statutory stock options under the 1997 Equity Incentive Plan (the “1997 Plan”).  Upon the initial election or appointment of a non-employee director to the Company’s Board of Directors, such director is automatically granted, without further action by the Company, the Board of Directors or the stockholders of the Company, a non-statutory option to purchase 7,500 shares of common stock.  On the date of each annual meeting of the Company’s stockholders, each person who is then a non-employee director is automatically granted an option to purchase that number of shares of common stock of the Company determined by multiplying 5,000 shares by a fraction, the numerator of which is the number of days the person continuously has been a non-employee director since the date of the last annual meeting as of the date of grant and the denominator of which is 365.  The options may be exercised as provided in each option agreement which typically states that the option may not be exercised until the date upon which the option holder has provided one year of continuous service as a non-employee director following the date of grant of the option.  The term of each option is 10 years.  If the non-employee director’s continuous status as a director terminates, the option will terminate on the earlier of its expiration date and three months following the date of such termination.  If approved by the Company’s stockholders at the Annual Meeting, the Company’s 2006 Stock Incentive Plan, which permits a broad range of types of equity grants, will replace the 1997 Plan.

Compensation of Executive Officers

SUMMARY OF COMPENSATION

The following table shows compensation awarded or paid to, or earned by, the Company’s executive officers (each, a “Named Executive Officer”) during the fiscal years ended December 31, 2005, 2004 and 2003:

Summary Compensation Table

		Annual Compensation			Long Term Compensation Awards
Name and Principal	Fiscal			Other Annual		All Other
Position	Year	Salary ($)	Bonus ($)	Compensation ($) (1)	Options (#)	Compensations ($)
Yvon Pierre Cariou	2005	290,000	440,580	-	40,000	12,669	(2)
President and	2004	260,000	169,250	-	-	10,700	(3)
Chief Executive Officer	2003	240,000	-	-	64,000	13,604	(4)

Richard A. Santa	2005	223,500	139,400	-	30,000	11,521	(5)
Vice President, Chief	2004	217,000	86,800	-	-	11,285	(6)
Financial Officer and	2003	211,000	-	-	48,000	12,947	(7)
Secretary

John G. Banker	2005	200,000	170,000	-	30,000	9,997	(8)
Vice President,	2004	145,000	179,600	-	-	10,569	(9)
Sales and Marketing	2003	132,500	52,500	-	48,000	8,986	(10)

(1)                Except as disclosed in this column, the amount of perquisites provided to each Named Executive Officer did not exceed the lesser of $50,000 or 10% of total salary and bonus for each fiscal year.

(2)                Includes $3,300 of life insurance premiums and $9,369 of matching contributions under the 401(k) plan.

(3)                Includes $3,300 of life insurance premiums and $7,400 of matching contributions under the 401(k) plan.

(4)                Includes $3,300 of life insurance premiums and $10,304 of matching contributions under the 401(k) plan.

(5)                Includes $3,269 of life insurance premiums and $8,252 of matching contributions under the 401(k) plan.

(6)                Includes $3,273 of life insurance premiums and $8,012 of matching contributions under the 401(k) plan.

(7)                Includes $3,269 of life insurance premiums and $9,678 of matching contributions under the 401(k) plan.

(8)                Includes $2,305 of life insurance premiums and $7,692 of matching contributions under the 401(k) plan.

(9)                Includes $3,757 of life insurance premiums and $6,812 of matching contributions under the 401(k) plan.

(10)          Includes $3,189 of life insurance premiums and $5,797 of matching contributions under the 401(k) plan.

Stock Options

The Company grants options to its executive officers, among others, under its 1997 Plan.  As of August 11, 2006, options to purchase a total of 483,422 shares were outstanding under this plan and options to purchase 58,828 shares remained available for grant thereunder.

The following table shows for the fiscal year ended December 31, 2005, certain information regarding options exercised by, and held at year-end by, the Company’s above-referenced officers:

OPTION EXERCISES IN FISCAL YEAR 2005 AND FISCAL YEAR-END OPTION VALUES

Number of
			Securities	Value of
			Underlying	Unexercised
			Unexercised	In-the-Money
			Options at	Options at
			December 31, 2005	December 31, 2005 (1)
	Shares Acquired	Value	Exercisable/	Exercisable/
Name	on Exercise (#)	Realized ($)	Unexercisable	Unexercisable
Yvon Pierre Cariou	120,000	2,344,253	17,000 / 87,000	$488,000 / $2,349,900
Richard A. Santa	195,000	3,071,055	43,500 / 65,500	$1,241,790 / $1,769,570
John G. Banker	98,250	1,884,579	6,250 / 65,500	$178,750 / $1,769,570

(1)                      i.e., value of options for which the fair market value of the common stock at December 31, 2005 ($30.02) exceeds the exercise price.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information regarding the equity compensation plan as of December 31, 2005.

			Number of securities
	Number of securities to	Weighted average	remaining available for
	be issued upon exercise	exercise price of	future issuance under
	of outstanding options,	outstanding options,	equity compensation
Plan Category	warrants and rights	warrants and rights	plans

Equity compensation plans approved by security holders	588,426	$4.77	38,074

Equity compensation plans not approved by security holders	0	$0.00	0

	588,426	$4.77	38,074

Employment Agreements

Mr. Yvon Cariou entered into an Employment Agreement with the Company to continue to serve as President and Chief Executive Office of the Company.  The agreement is effective as of January 1, 2005 until terminated (i) at any time for Cause (as defined in the Employment Agreement) or (ii) upon one year’s written notice of termination or the payment of one year’s salary, including a bonus for such period, for any reason other than Cause.  The agreement provides for an annual base salary of $290,000 with annual adjustments at the discretion of the Board of Directors of the Company.  The agreement also provides for annual incentive compensation, with the maximum percentage for 2006 set at 50% of base salary.  An extra bonus may be paid on 4% of pre-tax income, before extraordinary items above 110% of budget.  Mr. Cariou is eligible to receive options to purchase shares of the common stock of the Company under the Company’s 1997 Equity Incentive Plan, subject to the terms and conditions of such plan and the terms and conditions of the option agreement.  The Employment Agreement also contains non-competition and non-solicitation covenants.  These covenants, as described in the Employment Agreement, are effective during employment and for a period of 2 years following termination of employment.

Mr. Richard Santa entered into an Employment Agreement with the Company to continue to serve as Vice President and Chief Financial Officer of the Company.  The agreement is effective as of January 1, 2005 until terminated (i) at any time for Cause (as defined in the Employment Agreement) or (ii) upon one year’s written notice of termination or the payment of one year’s salary, including a bonus for such period, for any reason other than Cause.  The agreement provides for an annual base salary of $223,500 with annual adjustments at the discretion of the Board of Directors of the Company.  The agreement also provides for annual incentive compensation, with the maximum percentage for 2006 set at 40% of base salary.  Mr. Santa is eligible to receive options to purchase shares of the common stock of the Company under the Company’s 1997 Equity Incentive Plan, subject to the terms and conditions of such plan and the terms and conditions of the option agreement.  The Employment Agreement also contains non-competition and non-solicitation covenants.  These covenants, as described by the Employment Agreement, are effective during employment and for a period of 1 year, with respect to non-competition, and 2 years, with respect to non-solicitation, following termination of employment.

Mr. Banker entered into an Employment Agreement with the Company to continue to serve as Vice President Marketing and Sales, Clad Medal Division of the Company.  The agreement is effective during the initial term beginning on January 1, 2005 and ending on December 31, 2007 unless otherwise terminated by either party pursuant to the terms of the agreement.  Prior to the expiration of the initial term, the parties may negotiate a new employment contract or the agreement may be automatically extended.  After the expiration of the initial term, the agreement may be terminated (i) at any time with Cause (as defined in the Employment Agreement) or (ii) upon one year’s written notice of termination or the payment of one year’s salary, including a bonus for such period, for any reason other than Cause.  The agreement provides for an annual base salary of $200,000 with annual adjustments at the discretion of the Board of Directors of the Company.  The agreement also provides for annual incentive compensation, with the maximum percentage for 2006 set at 60% of base salary.  Mr. Banker is eligible to receive options to purchase shares of the common stock of the Company under the Company’s 1997 Equity Incentive Plan, subject to the terms and conditions of such plan and the terms and conditions of the option agreement.  The Employment Agreement also contains non-competition and non-solicitation covenants.  These covenants, as described by the Employment Agreement, are effective during employment and for a period of 2 years following termination of employment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected E&Y as the Company’s independent registered public accounting firm for the year ending December 31, 2006.

Representatives of E&Y are expected to be present at the Annual Meeting, and therefore will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

As of December 31, 2005, the Audit Committee was comprised of Mr. Dean K. Allen, Dr. George W. Morgenthaler and Mr. Gerard Munera, each of whom the Board of Directors has determined to be independent as such term is defined in the NASD listing standards. As required by the revised written Charter of the Audit Committee adopted by the Board of Directors in April 2004, the Audit Committee reviewed and discussed the Company’s audited financial statements with the Company’s management. The Audit Committee has also discussed with E&Y, the Company’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended.  The Audit Committee has received from E&Y the written disclosures and the letter required by Independence Standards Board Standard No. 1, and the Audit Committee has discussed with E&Y that firm’s independence.  Nothing came to the attention of the Audit Committee that caused the Audit Committee to believe that the audited financial statements contain any materially misleading information or omit any material information. Based upon these discussions and the Audit Committee’s review, the Audit Committee recommended to the Board of Directors that the Company include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

The Audit Committee also reviewed and discussed the fees paid, as listed below, to E&Y during the last two fiscal years for audit and non-audit services and has determined that the provision of the non-audit services are compatible with E&Y’s independence.  For fiscal year 2005, the Company paid E&Y aggregate fees of approximately $525,500.  For fiscal year 2004, the Company paid E&Y aggregate fees of approximately $191,900.

Audit Fees

The Company paid E&Y approximately $406,000 and $150,000 for aggregate fees billed for professional services rendered for the audit of the Company’s 2005 and 2004 annual financial statements and review of the Company’s 2005 and 2004 quarterly financial statements.

Audit Related Fees

The Company paid E&Y approximately $13,500 and $2,250 in audit related fees for the 2005 and 2004 fiscal years respectively.

Tax Fees

The Company paid E&Y approximately $13,000 and $11,200 for fees related to federal and state tax compliance during the fiscal year 2005 and 2004.  The Company also paid approximately $93,000 and $28,450 during 2005 and 2004 for tax advice and tax planning.

All Other Fees

The Company did not pay out any fees in 2005 or 2004 for other professional services.

Audit Committee Pre-Approval Policies and Procedures

In accordance with the SEC’s rules requiring the Audit Committee to pre-approve all audit and non-audit services provided by the Company’s independent auditor, the Audit Committee has adopted a formal policy on auditor independence requiring the approval by the Audit Committee of all professional services rendered by the Company’s independent auditor prior to the commencement of the specified services.  The Audit Committee approved all services performed by E&Y in fiscal year 2005 in accordance with the Company’s formal policy on auditor independence.

Audit Committee Members

Dean K. Allen
George W. Morgenthaler
Gerard Munera

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Company’s executive compensation program is administered by the Compensation Committee of the Board, which is composed of three non-employee members of the Board.  The Compensation Committee reviews compensation arrangements of all executive officers of the Company and recommends certain arrangements to the Board for approval.  In reviewing the compensation of individual executive officers, the Compensation Committee takes under consideration published industry compensation surveys, compensation paid to executive officers at other comparable companies, current market conditions and the recommendations of management.

Compensation Philosophy

The Company’s compensation philosophy is to (i) provide a compensation program that will be able to attract and retain high caliber managerial talent, (ii) provide compensation opportunities that are competitive with those provided by other comparable companies, and (iii) create a balance between short-term performance measures and long-term strategic direction and decisions through incentive programs which are linked to stockholder value.  Available forms of executive compensation include base salary, annual performance bonuses and stock options.

CEO Compensation

The principal components of compensation for the Chief Executive Officer for fiscal 2005 included base salary, bonus and stock option grants. The Compensation Committee increased Mr. Cariou’s base salary from $290,000 to $304,500, effective January 1, 2006, based largely on an assessment of his responsibilities within the Company, publicly available information about salaries of executives with similar responsibilities in companies of comparable size and scope, and the subjective evaluation of his overall performance and contribution to the Company.

Base Salary

Base salary for executive officers is determined in the same manner as that of other salaried employees.  Salary guidelines are established by comparing the responsibilities of the individual’s position in relation to similar positions in comparable companies.  Individual salaries are determined considering the person’s performance against certain corporate objectives, such as successful execution of the Company’s strategy, comparisons of budgeted amounts to actual amounts and overall profitability of the Company.

Bonus Plan

The bonus plan, an annual incentive award plan, is a variable pay program for officers and other senior managers of the Company to earn additional annual cash compensation.  The actual incentive award earned depends on the extent to which the Company or division objectives are achieved.  At the start of each year, the Compensation Committee and the Board review and approve the performance objectives for the Company and individual officers.  The Company’s objectives consist of operating, strategic and financial goals that are considered critical to the Company’s fundamental long-term goal-building stockholder value.

After the end of the year, the Compensation Committee evaluates the degree to which the Company has met its goals and establishes a total bonus award pool under the Bonus Plan.  Individual awards are determined by evaluating each participant’s performance against Company or division objectives and allocating a portion of the award pool based upon the participant’s bonus formula. Awards are paid in cash in February or March following the performance year.

Amended and Restated 1997 Equity Incentive Plan

The 1997 Plan authorizes the Compensation Committee, or its designee, to grant incentive or non-statutory stock options to purchase shares of the Company’s common stock.  The purpose of the 1997 Plan is to enable the Company to attract, retain and motivate its employees and to enable employees to participate in the long-term growth of the Company by providing for or increasing the proprietary interest of such employees in the Company. Periodic grants are generally made annually to eligible employees, with additional grants being made upon commencement of employment and, occasionally, following a significant change in job responsibilities, scope or title. Grants to executive officers under the 1997 Plan are designed to align a portion of the executive’s compensation with the long-term interests of the Company’s stockholders.  If approved by the Company’s stockholders at the Annual Meeting, the Company’s 2006 Stock Incentive Plan, which permits a broad range of types of equity grants, will replace the 1997 Plan.

Compensation Committee Members

Dean K. Allen
George W. Morgenthaler
Gerard Munera

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Until June 2005, the Company had a sales commission agreement with Clad Metal Products, Inc, which is 100% owned by Mr. John Banker, an executive officer of the Company. Under this agreement, the Company paid Clad Metal Products, Inc. 20% of the commissions that it earned on sales of certain non-explosion clad products. During fiscal year 2005, $13,327 was earned in commission and was subsequently paid in 2006.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ RICHARD A. SANTA
RICHARD A. SANTA
Vice President, Chief Financial Officer and Secretary

August 18, 2006

Accompanying this proxy statement is a copy of the Company’s Annual Report to Stockholders, which includes the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2005.  Additional copies of the Annual Report and the Form 10-K are available without charge upon written request to: Corporate Secretary, Dynamic Materials Corporation, 5405 Spine Road, Boulder, Colorado 80301.

APPENDIX A

PROXY	PROXY

DYNAMIC MATERIALS CORPORATION
5405 SPINE ROAD, BOULDER, COLORADO 80301

Charter of the Corporate Governance and Nominating Committee

The Board of Directors (the “Board”) of Dynamic Materials Corporation (the “Corporation”) has established a Corporate Governance and Nominating Committee (the “Committee”) comprised of not fewer than three independent directors of the Corporation designated by the Board.

Purpose

The purposes of the Committee are (a) to identify and recommend individuals to the Board for nomination as members of the Board and its committees (other than the Committee); (b) to develop and recommend to the Board corporate governance principles applicable to the Corporation; (c) to oversee the Board’s annual evaluation of its performance; and (d) to undertake such other duties as the Board may from time to time delegate to the Committee.

Membership Qualifications

In order to be eligible to serve on the Committee, a Board member shall have no material relationship with the Corporation and be independent.  To be considered independent, a director must meet the criteria for independence (a) under the rules of the U.S. Securities and Exchange Commission (b) under the rules of The Nasdaq Stock Market and (c) as established by the Board.

Members of the Committee shall be appointed by resolution of the Board and shall serve at the pleasure of the Board.  The members of the Committee shall serve one-year terms.  Any member of the Committee may be removed at any time, with or without cause, by a resolution passed by a majority vote of the independent directors of the Board. Any vacancy in the Committee occurring for any cause shall be filled by a resolution of the Board.

The Board shall designate by resolution one member of the Committee as its chairperson.  The chairperson may be removed at any time, with or without cause, by resolution of the Board.

A majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of those present at any meeting at which there is a quorum shall be the act of the Committee. In the case of an equality of votes the chairperson of the meeting in addition to his or her original vote shall be entitled to a casting vote.

Meetings

Subject to the by-laws of the Corporation and any resolution of the Board, the Committee shall meet at least twice annually, at a time and place determined by the chairperson of the Committee.  A resolution in writing, signed by all of the Committee members shall be as valid as if it had been passed at a meeting of the Committee.

Members of the Committee may participate in a meeting of the Committee by means of such telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting.  A Committee member participating in such a meeting by such means is deemed to be present at that meeting.

The Committee shall follow the rules of procedure set forth in the by-laws of the Corporation or of the Board established by it from time to time to govern its activities.

Duties and Responsibilities

The role, duties and responsibility of the Committee shall be to:

(a)          review, advise and recommend to the Board matters regarding the organization and responsibility of committees of the Board, the compensation of the Board and the committees of the Board and the evaluation process for the Chairman and the Board, and in addition examining the size and overall composition of the Board on an ongoing basis with a view to determining the impact of the number of Board members upon the effectiveness of the Board and undertaking, where appropriate, a program to increase or decrease the number of Board members to a number which facilitates effective decision-making;

(b)         make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board or any committee of the Board;

(c)          identify individuals qualified to become members of the Board, and to recommend to the Board the nominees for election as directors at annual or special meetings of shareholders; and, in the event of a vacancy on the Board (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by shareholders.  The Committee shall also consider nominations for Board membership made by shareholders.  When nominating candidates, the Committee shall take into consideration the criteria approved by the Board for the selection of nominees and such other criteria as it deems appropriate, including the candidate’s;

i.	judgment, skill, diversity and experience,
ii.

experience as it relates to the experience of other members of the Board, with the goal of having the Board represent a range of experience appropriate to the circumstances and business of the Corporation; and

iii.	compatibility with other members of the Board;

(d)         establish an orientation and education program for new members of the Board, and a continuing education program for all members of the Board;

(e)          develop and recommend to the Board standards to be applied in making determinations as to whether or not a material relationship exists between the Corporation and a director;

(f)            identify members of the Board qualified to fill vacancies on any committee of the Board (other than the Committee) and to recommend that the Board appoint the identified member or members to the respective committee.  In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including, without limitation, the consistency of the candidate’s experience with the duties and responsibilities of the committee and the interplay of the candidate’s experience with the experience of other committee members;

(g)         review the corporate governance policies and practices of the Corporation generally and making recommendations thereon to the Board, including overseeing and making recommendations to the Board on developing the principles on which the Corporation bases its corporate governance practices;

(h)         advise the Chairman of the Board regarding the formulation of the Corporation’s response to the corporate governance guidelines and disclosure requirements adopted, from time to time, by any regulatory authority, including reviewing and recommending for approval to the Board on an annual basis a statement on corporate governance for inclusion in the annual report, annual information form or information circular of the Corporation;

(i)             recommend procedures which permit the Board to meet without representatives of management of the Corporation being present;

(j)             determine whether the appointment or election of an officer or director of the Corporation to the board of an issuer other than an affiliate of the Corporation or any relationship between a director and any other issuer constitutes a conflict of interest;

(k)          determine when individual Board members may retain, at the expense of the Corporation, an independent advisor and the terms and conditions of any such retainer, provided further that any such determination by the Committee shall be binding upon the Board and the Corporation; and

(l)             retain, where appropriate, an independent advisor to the Committee to be used to identify director nominee candidates, including the authority to approve the advisor’s fees and other retention terms.

Committee Reports

The Committee shall produce and provide to the Board (a) any reports or other disclosures required to be prepared by the Corporation in relation to the Committee or its activities pursuant to applicable laws or stock exchange requirements in the United States for inclusion in the Corporation’s public disclosure documents, (b) an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this Charter and shall recommend to the Board any improvements to this Charter deemed necessary or desirable by the Committee which shall be conducted in such manner as the Committee deems appropriate and (c) a report concerning the business conducted and decisions made at each Committee meeting shall be made to the Board following each meeting of the Committee. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make a report.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special legal counsel or other expert consultants, as it deems appropriate, without seeking approval of the Board or management.

Approved by the Board on August 2, 2006

APPENDIX B

PROXY	PROXY

DYNAMIC MATERIALS CORPORATION
5405 SPINE ROAD, BOULDER, COLORADO 80301

Dynamic Materials Corporation 2006 Stock Incentive Plan

1)              ESTABLISHMENT, OBJECTIVES AND DURATION.

a)              Establishment of the Plan.  Dynamic Materials Corporation (hereinafter referred to as the “Company”), hereby establishes an incentive compensation plan to be known as The “Dynamic Materials Corporation 2006 Stock Incentive Plan” (hereinafter referred to as the “Plan”).  The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards.  The Plan is effective as of September 21, 2006 (the “Effective Date”), subject to the approval of the Plan by the stockholders of the Company at the 2006 Annual Meeting.  Definitions of capitalized terms used in the Plan are contained in the attached Glossary, which is an integral part of the Plan.

b)             Objectives of the Plan.  The objectives of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Participants and to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make or are expected to make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.

c)              Duration of the Plan.  No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine.  The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

2)              Administration of the Plan.

a)              The Committee.  The Plan shall be administered by the Compensation Committee of the Board or such other committee (the “Committee”) as the Board shall select consisting of two (2) or more members of the Board each of whom is intended to be a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, an “outside director” under regulations promulgated under Section 162(m) of the Code, and an “independent director” under the NASDAQ Marketplace Rules.  The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

b)             Authority of the Committee.  Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to:

i)                 select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder;

ii)              determine whether and to what extent Awards are granted hereunder;

iii)           determine the size and types of Awards granted hereunder;

iv)          approve forms of Award Agreement for use under the Plan;

v)             determine the terms and conditions of any Award granted hereunder;

vi)          establish performance goals for any Performance Period and determine whether such goals were satisfied;

vii)       amend the terms of any outstanding Award granted under the Plan, provided that, except as otherwise provided in Section 18, no such amendment shall reduce the Exercise Price of outstanding Options or the grant price of outstanding SARs without the approval of the stockholders of the Company, and provided further, that any amendment that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent;

viii)    construe and interpret the terms of the Plan and any Award Agreement entered into under the Plan, and to decide all questions of fact arising in its application; and

ix)            take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.

As permitted by Applicable Laws, the Committee may delegate its authority as identified herein, including the power and authority to make Awards to Participants who are not “insiders” subject to Section 16(b) of the Exchange Act, pursuant to such conditions and limitations as the Committee may establish.

c)              Effect of Committee’s Decision.  All decisions, determinations and interpretations of the Committee shall be final, binding and conclusive on all persons, including the Company, its Subsidiaries, its stockholders, Employees, Directors, Consultants and their estates and beneficiaries.

3)              SHARES SUBJECT TO THE PLAN; EFFECT OF GRANTS; INDIVIDUAL LIMITS.

a)              Number of Shares Available for Grants.  Subject to adjustment as provided in Section 18 hereof, the maximum number of Shares which may be issued pursuant to Awards under the Plan shall be 850,000, plus any Shares remaining available for issuance under the Prior Plan as of the Effective Date, plus the number of Shares subject to outstanding awards under the Prior Plan as of the Effective Date that are deemed not delivered pursuant to paragraphs (i), (ii), (iii) or (iv) of this Section 3(a).

i)                 Shares that are potentially deliverable under an Award or a Prior Plan award that expires or is canceled, forfeited, settled in cash or otherwise settled without the delivery of Shares shall not be treated as having been issued under the Plan or the Prior Plan.

ii)              Shares that are held back or tendered (either actually or constructively by attestation) to cover the exercise price or tax withholding obligations with respect to an Award or a Prior Plan award shall not be treated as having been issued under the Plan or the Prior Plan.

iii)           Shares that are issued pursuant to awards that are assumed, converted or substituted in connection with a merger, acquisition, reorganization or similar transaction shall not be treated as having been issued under the Plan or the Prior Plan.

iv)          Shares that are repurchased in the open market with Option Proceeds from Awards or a Prior Plan award shall not be treated as having been issued under the Plan or the Prior Plan provided, however, that the aggregate number of Shares deemed not issued pursuant to the repurchase of Shares with Option Proceeds shall not be greater than the amount of such proceeds divided by the Fair Market Value of a Share on the date of exercise of the Option or Prior Plan option giving rise to such proceeds.

Notwithstanding paragraphs (i) through (iv) above, for purposes of determining the number of Shares available for grant as Incentive Stock Options, only Shares that are subject to an Award or a Prior Plan award that expires or is cancelled, forfeited or settled in cash shall be treated as not having been issued under the Plan or the Prior Plan.

The Shares to be issued pursuant to Awards may be authorized but unissued Shares or treasury Shares.

b)             Individual Limits.  Subject to adjustment as provided in Section 18 hereof, the following rules shall apply with respect to Awards:

i)                 Options and SARs:  The maximum aggregate number of Shares with respect to which Options and SARs may be granted in any 36-month period to any one Participant shall be 425,000 Shares.

ii)              Restricted Stock, Restricted Stock Units, Performance Shares and Other Stock-Based Awards:  The maximum aggregate number of Shares of Restricted Stock and Shares with respect to which Restricted Stock Units, Performance Shares and Other Stock-Based Awards may be granted in any 36-month period to any one Participant shall be 425,000 Shares.

iii)           Performance Units:  The maximum aggregate compensation that can be paid pursuant to Performance Units awarded in any one fiscal year to any one Participant shall be $5,000,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount.

4)              ELIGIBILITY AND PARTICIPATION.

a)              Eligibility.  Persons eligible to participate in the Plan include all Employees, Directors and Consultants.

b)             Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award.  The Committee may establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan.

5)              TYPES OF AWARDS.

a)              Type of Awards.  Awards under the Plan may be in the form of Options (both Nonqualified Stock Options and/or Incentive Stock Options), SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards.

b)             Designation of Award.  Each Award shall be designated in the Award Agreement.

6)              OPTIONS.

a)              Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

b)             Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine including, but not limited to, the Option vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, and payment contingencies.  The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock

Option.  Options that are intended to be Incentive Stock Options shall be subject to the limitations set forth in Section 422 of the Code.

c)              Exercise Price.  Except for Options adjusted pursuant to Section 18 herein, and replacement Options granted in connection with a merger, acquisition, reorganization or similar transaction, the Exercise Price for each grant of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.  However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the Exercise Price for each grant of an Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Option is granted.

d)             Term of Options.  The term of an Option granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.  However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

e)              Exercise of Options.  Options granted under this Section 6 shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement and as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant; provided, however, that except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, no Option may be exercisable prior to one (1) year from the date of grant.

f)                Payments.  Options granted under this Section 6 shall be exercised by the delivery of a written notice to the Company, setting forth the number of Shares with respect to which the Option is to be exercised and specifying the method of the Exercise Price.  The Exercise Price of an Option shall be payable to the Company: (i) in cash or its equivalent, (ii) by tendering (either actually or constructively by attestation) Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price, (iii) in any other manner then permitted by the Committee, or (iv) by a combination of any of the permitted methods of payment.  The Committee may limit any method of payment, other than that specified under (i), for administrative convenience, to comply with Applicable Laws or otherwise.

g)             Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

h)             Termination of Employment or Service.  Each Participant’s Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options, and may reflect distinctions based on the reasons for termination of employment or service.

7)              STOCK APPRECIATION RIGHTS.

a)              Grant of SARs.  Subject to the terms and provisions of the Plan, SARs may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.  The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

b)             Award Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

c)              Grant Price.  The grant price of a Freestanding SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the SAR, and the grant price of a Tandem SAR shall equal the Exercise Price of the related Option; provided, however, that these limitations shall not apply to Awards that are adjusted pursuant to Section 18 herein.

d)             Term of SARs.  The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

e)              Exercise of Tandem SARs.  A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.  To the extent exercisable, Tandem SARs may be exercised for all or part of the Shares subject to the related Option.  The exercise of all or part of a Tandem SAR shall result in the forfeiture of the right to purchase a number of Shares under the related Option equal to the number of Shares with respect to which the SAR is exercised.  Conversely, upon exercise of all or part of an Option with respect to which a Tandem SAR has been granted, an equivalent portion of the Tandem SAR shall similarly be forfeited.

Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR shall expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

f)                Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the Award Agreement; provided, however, that except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, no Freestanding SARs may be exercisable prior to one (1) year from the date of grant.

g)             Payment of SAR Amount.  Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

i)                 the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

ii)              the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

h)             Termination of Employment or Service.  Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs, and may reflect distinctions based on the reasons for termination of employment or service.

8)              RESTRICTED STOCK.

a)              Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, Restricted Stock may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

b)             Award Agreement.  Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

c)              Period of Restriction and Other Restrictions.  Except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, an Award of Restricted Stock shall have a minimum Period of Restriction of three (3) years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis (as specified in an Award Agreement); provided, however, that in the Committee’s sole discretion, up to five percent (5%) of the Shares available for issuance as Full-Value Awards under the Plan may have a shorter Period of Restriction, but in no case less than one (1) year.  The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that the issuance of Shares of Restricted Stock be delayed, restrictions based upon the achievement of specific performance goals, additional time-based restrictions, and/or restrictions under Applicable Laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock.  The Company may retain in its custody any certificate evidencing the Shares of Restricted Stock and place thereon a legend and institute stop-transfer orders on such Shares, and the Participant shall be obligated to sign any stock power requested by the Company relating to the Shares to give effect to the forfeiture provisions of the Restricted Stock.

d)             Removal of Restrictions.  Subject to Applicable Laws, Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto.  Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate evidencing the Shares.

e)              Voting Rights.  Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Laws, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

f)                Dividends and Other Distributions.  Except as otherwise provided in a Participant’s Award Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock shall receive all regular cash Dividends paid with respect to all Shares while they are so held, and, except as otherwise determined by the Committee, all other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and paid at such time following full vesting as are paid the Shares of Restricted Stock with respect to which such distributions were made.

g)             Termination of Employment or Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Stock following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Restricted Stock, and may reflect distinctions based on the reasons for termination of employment or service.

9)              RESTRICTED STOCK UNITS.

a)              Grant of Restricted Stock Units.  Subject to the terms and provisions of the Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

b)             Award Agreement.  Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the applicable Period of Restriction, the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

c)              Value of Restricted Stock Units.  The initial value of a Restricted Stock Unit shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 18 herein.

d)             Period of Restriction.  Except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, an Award of Restricted Stock Units shall have a minimum Period of Restriction of three (3) years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis; provided, however, that in the Committee’s sole discretion, up to five percent (5%) of the Shares available for issuance as Full-Value Awards under the Plan may have a shorter Period of Restriction, but in no case less than one (1) year.

e)              Form and Timing of Payment.  Except as otherwise provided in Section 19 herein or a Participant’s Award Agreement, payment of Restricted Stock Units shall be made at a specified settlement date that shall not be earlier than the last day of the Period of Restriction.  The Committee, in its sole discretion, may pay earned Restricted Stock Units by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof).  The Committee may provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant.

f)                Voting Rights.  A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

g)             Termination of Employment or Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Restricted Stock Units following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Restricted Stock Units, and may reflect distinctions based on the reasons for termination of employment or service.

10)        PERFORMANCE SHARES.

a)              Grant of Performance Shares.  Subject to the terms and provisions of the Plan, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

b)             Award Agreement.  Each grant of Performance Shares shall be evidenced by an Award Agreement that shall specify the applicable Performance Period(s) and Performance Measure(s), the number of Performance Shares granted, and such other provisions as the Committee shall determine; provided, however, that except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, in no case shall a Performance Period be for a period of less than one (1) year.

c)              Value of Performance Shares.  The initial value of a Performance Share shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 18 herein.

d)             Form and Timing of Payment.  Except as otherwise provided in Section 19 herein or a Participant’s Award Agreement, payment of Performance Shares shall be made at a specified settlement date that shall not be earlier than the last day of the Performance Period.  The Committee, in its sole discretion, may pay earned Performance Shares by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof).  The Committee may provide that settlement of Performance Shares shall be deferred, on a mandatory basis or at the election of the Participant.

e)              Voting Rights.  A Participant shall have no voting rights with respect to any Performance Shares granted hereunder.

f)                Termination of Employment or Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Performance Shares following termination of the Participant’s employment or, if the Participant is a Consultant, service with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Participants, and may reflect distinctions based on the reasons for termination of employment or service

11)        PERFORMANCE UNITS.

a)              Grant of Performance Units.  Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

b)             Award Agreement.  Each grant of Performance Units shall be evidenced by an Award Agreement that shall specify the number of Performance Units granted, the Performance Period(s) and Performance Measure(s), the performance goals and such other provisions as the Committee shall determine; provided, however, that except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, in no case shall a Performance Period be for a period of less than one (1) year.

c)              Value of Performance Units.  The Committee shall set performance goals in its discretion that, depending on the extent to which they are met, will determine the number and/or value of Performance Units that will be paid out to the Participants.

d)             Form and Timing of Payment.  Except as otherwise provided in Section 19 herein or a Participant’s Award Agreement, payment of earned Performance Units shall be made following the close of the applicable Performance Period.  The Committee, in its sole discretion, may pay earned Performance Units in cash or in Shares that have an aggregate Fair Market Value equal to the value of the earned Performance Units (or a combination thereof).  The Committee may provide that settlement of Performance Units shall be deferred, on a mandatory basis or at the election of the Participant.

e)              Voting Rights.  A Participant shall have no voting rights with respect to any Performance Units granted hereunder.

f)                Termination of Employment or Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Performance Units following termination of the Participant’s employment or, if the Participant is a Consultant, service with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Performance Units and may reflect distinctions based on reasons for termination of employment or service.

12)        OTHER STOCK-BASED AWARDS.

a)              Grant.  The Committee shall have the right to grant other Awards that may include, without limitation, the grant of Shares based on attainment of performance goals established by the Committee, the payment of Shares as a bonus or in lieu of cash based on attainment of performance goals established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs.

b)             Period of Restriction.  Except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, Awards granted pursuant to this Section 12 shall have a minimum Period of Restriction of three (3) years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis (as specified in an Award Agreement); provided, however, that in the Committee’s sole discretion, up to five percent (5%) of the Shares available for issuance as Full-Value Awards under the Plan may have a shorter Period of Restriction, but in no case less than one (1) year.  Notwithstanding the above, an Award of payment Shares in lieu of cash under other Company incentive or bonus programs shall not be subject to the minimum Period of Restriction limitations described above.

c)              Payment of Other Stock-Based Awards.  Subject to Section 12(b) hereof, payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.  The Committee may provide that settlement of Other Stock-Based Awards shall be deferred, on a mandatory basis or at the election of the Participant.

d)             Termination of Employment or Service.  The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination of employment or service.

13)        DIVIDEND EQUIVALENTS.  At the discretion of the Committee, Awards granted pursuant to the Plan may provide Participants with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participants, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.

14)        PERFORMANCE-BASED EXCEPTION.

a)              The Committee may specify that the attainment of one or more of the Performance Measures set forth in this Section 14 shall determine the degree of granting, vesting and/or payout with respect to Awards that the Committee intends will qualify for the Performance-Based Exception.  The performance goals to be used for such Awards shall be chosen from among the following performance measures (the “Performance Measures”): total shareholder return, stock price, net customer sales, volume, gross profit, gross margin, operating profit, operating margin, management profit, earnings from continuing operations before income taxes, earnings from continuing operations, earnings per share from continuing operations, net operating profit after tax, net earnings, net earnings per share, return on assets, return on investment, return on equity, return on invested capital, cost of capital, average capital employed, cash value added, economic value added, cash flow, cash flow from operations, working capital, working capital as a percentage of net customer sales, asset growth, asset turnover, market share, customer satisfaction, and employee satisfaction.  The targeted level or levels of performance with respect to such Performance Measures may be established at such levels and on such terms as the Committee may determine, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.  Awards that are not intended to qualify for the Performance-Based Exception may be based on these or such other performance measures as the Committee may determine.

b)             Unless otherwise determined by the Committee, measurement of performance goals with respect to the Performance Measures above shall exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other filings with the SEC.

c)              Performance goals may differ for Awards granted to any one Participant or to different Participants.

d)             Achievement of performance goals in respect of Awards intended to qualify under the Performance-Based Exception shall be measured over a Performance Period specified in the Award Agreement, and the goals shall be established not later than ninety (90) days after the beginning of the Performance Period or, if less than ninety (90) days, the number of days which is equal to twenty-five percent (25%) of the relevant Performance Period applicable to the Award.

e)              The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards that are designed to qualify for the Performance-Based Exception may not be adjusted upward (the Committee may, in its discretion, adjust such Awards downward).

15)        TRANSFERABILITY OF AWARDS.  Incentive Stock Options may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant's lifetime only by such Participant.  Other Awards shall be transferable to the extent provided in the Award Agreement, except that no Award may be transferred for consideration.

16)        TAXES.  The Company shall have the power and right, prior to the delivery of Shares pursuant to an Award, to deduct or withhold, or require a participant to remit to the Company (or a Subsidiary), an amount (in cash or Shares) sufficient to satisfy any applicable tax withholding requirements applicable to an Award.  Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any applicable tax withholding requirements.  Subject to such restrictions as the Committee may prescribe, a Participant may satisfy all or a portion of any tax withholding requirements by electing to have the Company withhold Shares having a Fair Market Value equal to the amount to be withheld up to the minimum statutory tax withholding rate (or such other rate that will not result in a negative accounting impact).

17)        CONDITIONS UPON ISSUANCE OF SHARES.

a)              Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

b)             As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

18)        ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  In the event of any non reciprocal transaction between the Company and the shareholders of the Company that causes the per share value of shares underlying an Award to change, such as a stock dividend, stock split, spin off, rights offering, or recapitalization through a large, nonrecurring cash dividend, and in the event of any other change in corporate capitalization, such as a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, in its sole discretion, may cause there to be made an equitable adjustment to the number and kind shares that may be issued under the Plan, or to any individual under the Plan, and to the number and kind of shares or other property subject to and the exercise price (if applicable) of any then outstanding Awards, and such adjustment shall be conclusive and binding for all purposes of the Plan.

19)        CHANGE IN CONTROL, CASH-OUT AND TERMINATION OF UNDERWATER OPTIONS/SARS, AND SUBSIDIARY DISPOSITION.

a)              Change in Control.  Except as otherwise provided in a Participant’s Award Agreement or pursuant to Section 19(b) hereof, upon the occurrence of a Change in Control, unless otherwise specifically prohibited under Applicable Laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

i)                 any and all outstanding Options and SARs granted hereunder shall become immediately exercisable unless such Awards are assumed, converted or replaced by the continuing entity; provided, however, that in the event of a Participant’s termination of employment without Cause within twenty-four (24) months following consummation of a Change in Control, any replacement awards shall become immediately exercisable;

ii)              any Period of Restriction or other restriction imposed on Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards shall lapse unless such Awards are assumed, converted or replaced by the continuing entity; provided, however, that in the event of a Participant’s termination of employment without Cause within twenty-four (24) months following consummation of a Change in Control, the Period of Restriction on any replacement awards shall lapse; and

iii)           any and all Performance Shares, Performance Units and other Awards (if performance-based) shall vest on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (A) based on the level of performance achieved as of the date of the Change in Control, if determinable, or (B) at the target level, if not determinable.  The amount of the vested Award may be computed under the following formula:  total Award number of Shares times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the specified effective date of the Change in Control.

With respect to paragraphs (i) and (ii) of Section 19(a) above, the Award Agreement may provide that any replacement awards will become immediately exercisable or any Period of Restriction shall lapse in the event of a termination of employment by the Participant for “good reason” as such term is defined in any employment agreement or severance agreement or policy applicable to such Participant.

b)             Cash-Out and Termination of Underwater Options/SARs.  The Committee may, in its sole discretion, provide that (i) all outstanding Options and SARs shall be terminated upon the occurrence of a Change in Control and that each Participant shall receive, with respect to each Share subject to such Options or SARs, an amount in cash equal to the excess of the Fair Market Value of a Share immediately prior to the occurrence of the Change in Control over the Option Exercise Price or the SAR grant price; and (ii) Options and SARs outstanding as of the date of the Change in Control may be cancelled and terminated without payment therefore if the Fair Market Value of a Share as of the date of the Change in Control is less than the Option Exercise Price or the SAR grant price.

c)              Subsidiary Disposition.  The Committee shall have the authority, exercisable either in advance of any actual or anticipated Subsidiary Disposition or at the time of an actual Subsidiary Disposition and either at the time of the grant of an Award or at any time while an Award remains outstanding, to provide for the automatic full vesting and exercisability of one or more outstanding unvested Awards under the Plan and the termination of restrictions on transfer and repurchase or forfeiture rights on such Awards, in connection with a Subsidiary Disposition, but only with respect to those Participants who are at the time engaged primarily in Continuous Service with the Subsidiary involved in such Subsidiary Disposition.  The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the affected Participant’s Continuous Service with that Subsidiary within a specified period following the effective date of the Subsidiary Disposition.  The Committee may provide that any Awards so vested or released from such limitations in connection with a Subsidiary Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award.

20)        AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

a)              Amendment, Modification and Termination.  The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires stockholder approval in order for the Plan to continue to comply with the NASDAQ listing standards or any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

b)             Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 18 hereof) affecting the Company or the financial statements of the Company or of changes in Applicable Laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.  With respect to any Awards intended to comply with the Performance-Based Exception, unless otherwise determined by the Committee, any such exception shall be specified at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception.

c)              Awards Previously Granted.  No termination, amendment or modification of the Plan or of any Award shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the participant holding such Award, unless such termination, modification or amendment is required by Applicable Laws and except as otherwise provided herein.

d)             No Repricing. Except for adjustments made pursuant to Section 18, no amendment shall reduce the Exercise Price of outstanding Options or the grant price of outstanding SARs, nor may any outstanding

Options or outstanding SARs be surrendered to the Company as consideration for the grant of new Options or SARs with a lower Exercise Price or grant price, without the approval of the stockholders of the Company.

e)              Compliance with the Performance-Based Exception.  If it is intended that an Award comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate such that the Awards maintain eligibility for the Performance-Based Exception.  If changes are made to Code Section 162(m) or regulations promulgated thereunder to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Section 20, make any adjustments to the Plan and/or Award Agreements it deems appropriate.

21)        RESERVATION OF SHARES.

a)              The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

b)             The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22)        RIGHTS OF PARTICIPANTS.

a)              Continued Service.  The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

b)             Participant.  No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

23)        SUCCESSORS.  All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the "Company" herein and in any Award agreements shall be deemed to refer to such successors.

24)        LEGAL CONSTRUCTION.

a)              Gender, Number and References.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.  Any reference in the Plan to a Section of the Plan either in the Plan or any Award agreement or to an act or code or to any section thereof or rule or regulation thereunder shall be deemed to refer to such Section of the Plan, act, code, section, rule or regulation, as may be amended from time to time, or to any successor Section of the Plan, act, code, section, rule or regulation.

b)             Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

c)              Requirements of Law.  The granting of Awards and the issuance of Shares or cash under the Plan shall be subject to all Applicable Laws and to such approvals by any governmental agencies or national securities exchanges as may be required.

d)             Governing Law.  To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

e)              Non-Exclusive Plan.  Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

f)                Code Section 409A Compliance.  To the extent applicable, it is intended that this Plan and any Awards granted hereunder comply with the requirements of Section 409A of the Code and any related regulations or other guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service (“Section 409A”).  Any provision that would cause the Plan or any Award granted hereunder to fail to satisfy Section 409A shall have no force or effect until amended to comply with Section 409A, which amendment may be retroactive to the extent permitted by Section 409A.

GLOSSARY OF DEFINED TERMS

1.               Definitions. As used in the Plan, the following definitions shall apply:

“Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, and the rules of any applicable stock exchange or national market system.

“Award” means, individually or collectively, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards granted under the Plan.

“Award Agreement” means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.

“Board” means the Board of Directors of the Company.

[“Cause” means (i) the willful and continued failure of the Participant substantially to perform the Participant’s duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant by the Chief Executive Officer of the Company, a member of the Committee, or another authorized officer of the Company, which specifically identifies the manner in which the sender believes that the Participant has not substantially performed the Participant’s duties; or (ii) the willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.]

“Change in Control” means

a)              The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act ) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control:  (i) any acquisition directly from the Company, (ii) any acquisition by the Company, including any acquisition which, by reducing the number of shares outstanding, is the sole cause for increasing the percentage of shares beneficially owned by any such Person to more than the applicable percentage set forth above, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this definition; or

b)             Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason within any period of 24 months to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

c)              Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (i) more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) is represented by Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Outstanding Company Common Stock and Outstanding Company Voting Securities were converted pursuant to such Business Combination) and such ownership of common stock and voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

d)             Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Committee, as specified in Section 2(a), appointed by the Board to administer the Plan.

“Company” means Dynamic Materials Corporation and any successor thereto as provided in Section 23 herein.

“Consultant” means any consultant or advisor to the Company or a Subsidiary.

“Continuous Service” means that the provision of services to the Company or any Subsidiary in any capacity of Employee or Consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Subsidiary, or any successor.  A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company.  For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

“Director” means any individual who is a member of the Board of Directors of the Company or a Subsidiary who is not an Employee.

“Dividend” means the dividends declared and paid on Shares subject to an Award.

“Dividend Equivalent” means, with respect to Shares subject to an Award, a right to be paid an amount equal to the Dividends declared and paid on an equal number of outstanding Shares.

“Employee” means any employee of the Company or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

“Fair Market Value” means, as of any date, the value of a Share determined as follows:

a.               Where there exists a public market for the Share, the Fair Market Value shall be (A) the closing sales price for a Share for the last market trading day prior to the time of the determination (or, if no sales were reported on that date, on the last trading date on which sales were reported) on the New York Stock Exchange, the NASDAQ National Market or the principal securities exchange on which the Share is listed for trading, whichever is applicable, or (B) if the Share is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the NASDAQ Small Cap Market, in each case, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

b.              In the absence of an established market of the type described above, for the Share, the Fair Market Value thereof shall be determined by the Committee in good faith, and such determination shall be conclusive and binding on all persons.

“Freestanding SAR” means an SAR that is granted independently of any Options, as described in Section 7 herein.

“Full-Value Award” means Awards other than Options, SARs, or other Awards for which the Participant pays the grant date intrinsic value directly or by forgoing a right to receive a cash payment from the Company.

“Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Nonqualified Stock Option” means an Option that is not intended to meet the requirement of Section 422 of the Code.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan, as described in Section 6 herein.

“Option Proceeds” means the cash received by the Company as payment of the Exercise Price upon exercise of an Option or a Prior Plan option plus the federal tax benefit that could be realized by the Company as a result of the Option of Prior Plan option exercise, which shall be determined by multiplying the amount that is deductible as a result of the Option or Prior Plan option exercise (currently equal to the amount upon which the Participant’s withholding tax obligation is calculated) by the maximum federal corporate income tax rate for the year of exercise.  To the extent that a Participant pays the Exercise Price and/or withholding taxes with Shares, Option Proceeds shall not be calculated with respect to the amount paid in such manner.

“Other Stock-Based Award” means a Share-based or Share-related Award granted pursuant to Section 12 herein.

“Participant” means a current or former Employee, Director or Consultant who has rights relating to an outstanding Award.

“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

“Performance Measures” shall have the meaning set forth in Section 14(a).

“Performance Period” means the period during which a performance measure must be met.

“Performance Share” means an Award granted to a Participant, as described in Section 10 herein.

“Performance Unit” means an Award granted to a Participant, as described in Section 11 herein.

“Period of Restriction” means the period Restricted Stock, Restricted Stock Units or Other Stock-Based Awards are subject to a substantial risk of forfeiture and are not transferable, as provided in Sections 8, 9 and 12 herein.

“Plan” means the Dynamic Materials Corporation 2006 Stock Incentive Plan.

“Prior Plan” means the Dynamic Materials Corporation 1997 Equity Incentive Plan.

“Restricted Stock” means an Award granted to a Participant, as described in Section 8 herein.

“Restricted Stock Units” means an Award granted to a Participant, as described in Section 9 herein.

“SEC” means the United States Securities and Exchange Commission.

“Share” means a share of common stock of the Company, par value $1.00 per share, subject to adjustment pursuant to Section 18 herein.

“Stock Appreciation Right” or “SAR” means an Award granted to a Participant, either alone or in connection with a related Option, as described in Section 7 herein.

“Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least fifty percent (50%) of the combined equity thereof.  Notwithstanding the foregoing, for purposes of determining whether any individual may be a Participant for purposes of any grant of Incentive Stock Options, the term “Subsidiary” shall have the meaning ascribed to such term in Code Section 424(f).

“Subsidiary Disposition” means the disposition by the Company of its equity holdings in any Subsidiary effected by a merger or consolidation involving that Subsidiary, the sale of all or substantially all of the assets of that Subsidiary or the Company’s sale or distribution of substantially all of the outstanding capital stock of such Subsidiary.

“Tandem SAR” means a SAR that is granted in connection with a related Option, as described in Section 7 herein.

“Voting Securities” means voting securities of the Company entitled to vote generally in the election of Directors.

PROXY	PROXY

DYNAMIC MATERIALS CORPORATION
5405 SPINE ROAD, BOULDER, COLORADO 80301

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
FOR THE ANNUAL MEETING OF STOCKHOLDERS – SEPTEMBER 21, 2006

The undersigned hereby constitutes and appoints Yvon Pierre Cariou and Richard A. Santa, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Dynamic Materials Corporation to be held at the Omni Interlocken Resort in Broomfield, Colorado on September 21, 2006, at 9:00 a.m. local time, and at any postponements, continuations and adjournments thereof, on all matters coming before said meeting.

You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Director’s recommendations. The persons named herein as agents and proxies cannot vote your shares unless you sign and return this card.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

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DYNAMIC MATERIALS CORPORATION
PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. (X)

1.	Election of Directors	FOR all nominees (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees ☐
(INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee’s name below)
	Dean K. Allen ☐	Yvon Pierre Cariou ☐	Bernard Hueber ☐

Gerard Munera ☐

2.	To approve the Company’s 2006 Stock Incentive Plan

FOR ☐		AGAINST ☐	ABSTAIN ☐

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006

FOR ☐		AGAINST ☐	ABSTAIN ☐

4.	Upon such other matters as may properly come before the meeting

FOR ☐		AGAINST ☐	ABSTAIN ☐

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Proposals 1 through 4.

The Board of Directors recommends a vote “FOR” the listed proposal.

Dated: , 2006

Signature(s)

Please mark, sign and return promptly using the enclosed envelope. Executors, administrators, trustees, etc. should give a title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

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